                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                   of 1934
                             (Amendment No.     )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          TOREADOR ROYALTY CORPORATION
                (Name of Registrant as Specified In Its Charter)

                          TOREADOR ROYALTY CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1) Title of each class of securities to which transaction applies:

                 ...............................................................
         2)      Aggregate number of securities to which transaction applies:

                 ...............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 ...............................................................
         4)      Proposed maximum aggregate value of transaction:

                 ...............................................................
         5)      Total fee paid:

                 ...............................................................


[   ]    Fee paid previously with preliminary materials
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
                 ...............................................................

         2)      Form, Schedule or Registration Statement No.:

                 ...............................................................
         3)      Filing Party:

                 ...............................................................
         4)      Date Filed:

                 ...............................................................

                          TOREADOR ROYALTY CORPORATION
                            530 Preston Commons West
                               8117 Preston Road
                              Dallas, Texas  75225


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           to be held on May 16, 1996


To the Stockholders of Toreador Royalty Corporation:

         The Annual Meeting of Stockholders of Toreador Royalty Corporation, a Delaware corporation (the "Company"), will be held on May 16, 1996, at 10:00 a.m., Dallas, Texas time, in the 36th floor conference center of Thompson & Knight, P.C., at 1700 Pacific Avenue, Dallas, Texas, for the following purposes:

         (1) To elect seven directors, each to serve until the next annual meeting of stockholders and until his successor shall be elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 11, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         A record of the Company's activities and consolidated financial statements for the year ended December 31, 1995, are contained in the enclosed 1995 Annual Report.


Dated:  April 19, 1996

                                        By Order of the Board of Directors,


                                                    Peter R. Vig
                                                Chairman of the Board


                            ________________________



         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

                          TOREADOR ROYALTY CORPORATION
                            530 Preston Commons West
                               8117 Preston Road
                              Dallas, Texas  75225


                                PROXY STATEMENT

                       For Annual Meeting Of Stockholders
                           To Be Held On May 16, 1996

                                    GENERAL

         The accompanying proxy is solicited by the Board of Directors of Toreador Royalty Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on May 16, 1996, at 10:00 a.m., Dallas, Texas time in the 36th floor conference center of Thompson & Knight, P.C., at 1700 Pacific Avenue, Dallas, Texas. The approximate date on which the proxy statement and form of proxy are being sent to stockholders is April 19, 1996.

         The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc., a proxy solicitation firm in Carlstadt, New Jersey, to solicit proxies from brokers, banks, nominees, institutional holders and individual holders for use at the meeting at a fee of approximately $2,500 plus certain expenses. In addition, the Company may use its officers and employees (who will receive no special compensation therefor) to solicit proxies in person or by telephone, facsimile or similar means. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

PROXIES

         Shares represented by a proxy in the accompanying form, duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is given, shares will be voted for the election of the nominees for directors named in the accompanying form of proxy and for the other proposals set forth in the notice. Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by filing with the Company a proxy bearing a subsequent date or by voting in person at the meeting. The Board knows of no other business to come before the meeting, but if other matters properly come before the meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

VOTING PROCEDURES AND TABULATION

         The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on the voting on the election of directors, provided a quorum is present, because directors are elected by a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote. Under the rules of the Nasdaq National Market, brokers who hold stock in street name have the authority to vote on certain routine matters when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

                               VOTING SECURITIES

         The only voting security of the Company outstanding is its Common Stock, par value $.15625 per share. Only the holders of record of Common Stock at the close of business on April 11, 1996, the record date for the meeting, are entitled to notice of and to vote at the meeting. As of March 17, 1996, there were 5,264,446 shares of Common Stock outstanding and entitled to be voted at the meeting. A majority of such shares, present in person or by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.


                             ELECTION OF DIRECTORS

         The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide that the Board will consist of not less than seven nor more than 15 directors, with the actual number determined from time to time by resolution of the Board. The Board has fixed the number at seven. At the meeting seven directors will be elected.

         Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

         The seven nominees of the Board of Directors are named below. Each has consented to serve as a director, if elected. The table below sets forth information with respect to the nominees. All of the nominees are presently directors of the Company and were elected as directors at the 1995 annual meeting. Each has served continuously as a director since the date of his first election to the Board in the year indicated.

                                      PRINCIPAL OCCUPATION                                        DIRECTOR
NOMINEE                         AGE   DURING PAST FIVE YEARS                                      SINCE
- ------------------------------------------------------------------------------------------------------------
Donald E. August                 53   Director and Executive Vice President of Frontier           1990
(1)(4)(5)                             Capital Management Co., an investment advisory
                                      firm, since 1981

John V. Ballard                  71   Private investor since 1984; prior to 1984,                 1987
(1)(2)(3)                             President, Tribune Oil Corporation, a public oil
                                      production and exploration company

J. W. Bullion                    82   Of Counsel, Thompson & Knight, P.C., Dallas, Texas          1986
(2)                                   since 1983; prior to 1983, a partner in the firm;
                                      Secretary of the Company

Thomas P. Kellogg, Jr.           60   Director of Crusader Limited, an Australian oil and         1992
(2)(4)                                gas company; private investor since 1992; 1990 and
                                      1991, consultant for Ensign Oil & Gas, Inc.; 1960
                                      to 1990, Vice President of J. P. Morgan & Co., a
                                      commercial and investment bank

John Mark McLaughlin             65   Attorney, San Angelo, Texas                                 1976
(1)(2)(3)(4)

Peter R. Vig                     55   Chairman of the Board, Chief Executive Officer,             1988
(1)(4)                                President and Treasurer of the Company; initially
                                      Vice President-Acquisition, then Sr. Vice President
                                      and Chief Financial Officer, Sabine Corp., Dallas,
                                      Texas from 1983 to 1988; prior to 1983, President
                                      and Chief Operating Officer, Cambridge Royalty Co.,
                                      Houston, Texas

Jack L. Woods                    66   Consulting geologist since 1987; prior to 1987,             1991
(2)(3)(5)                             Vice President of Exploration -- Gulf Coast,
                                      Celeron Oil and Gas Corporation


_______________

(1)      Member of executive committee
(2)      Member of audit committee
(3)      Member of compensation committee
(4)      Member of finance committee
(5)      Member of exploration committee

         There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company.

         The executive officers of the Company consist of Mr. Peter R. Vig, Chairman of the Board, Chief Executive Officer, President and Treasurer; Mr. James S. Blair, Vice President -- Land and Acquisitions; and Mr. J. W. Bullion, Secretary. Mr. Blair, 44, was appointed as a Vice President in January 1990, having been a consultant to the Company since March 1989. Prior to March 1989, he was employed as the Vice President of Business Development for Germany Oil Company, Dallas, Texas, where he managed the acquisition of oil and gas properties. Prior to 1988, he was employed in the business development department of Tenneco Oil Company, Houston, Texas, where he evaluated potential oil and gas property acquisitions. Mr. Bullion has served as Secretary since 1987.

         As permitted by the bylaws of the Company, the Board has designated from its members, an executive committee, an audit committee and a compensation committee. The executive committee is empowered to act in lieu of the Board in the management of the Company subject to certain limitations. The audit committee reviews the scope, plan and results of the annual audit with the independent auditors; reviews each professional service provided by the independent auditors; considers the independence of the auditors; and reviews all non-audit fees paid to the independent auditors. The compensation committee reviews and approves the compensation and benefit plans for all employees of the Company.

         The audit committee met once and the compensation committee met twice in 1995. In addition, there were four regularly scheduled meetings of the Board of Directors of the Company and three special meetings of the Board, two of which were by means of telephone conference, in 1995. All directors attended at least 75% of such meetings.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of March 17, 1996 the beneficial ownership of Common Stock of the Company (the only equity securities of the Company presently outstanding) by (i) each director and nominee for director of the Company, (ii) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock and
(iii) directors and executive officers of the Company as a group. Peter R. Vig, Chairman of the Board, Chief Executive Officer and a Director of the Company, is the only "named executive officer" listed in the Summary Compensation Table appearing in this Proxy Statement.

                                                                                  Common Stock
                                                                               Beneficially Owned
                                                               ---------------------------------------------------
                                                                  Number                              Percent of
                                                                 of Shares                              Class
                                                               --------------                       --------------
Name
- ----
DIRECTORS
Donald E. August  . . . . . . . . . . . . . . . . . .           20,333    (1)                           *
John V. Ballard . . . . . . . . . . . . . . . . . . .           88,333    (1)                           1.67% (1)
J. W. Bullion . . . . . . . . . . . . . . . . . . . .           28,257    (1)                           *
Thomas P. Kellogg, Jr.  . . . . . . . . . . . . . . .            7,733    (2)                           *
John Mark McLaughlin  . . . . . . . . . . . . . . . .          253,869    (1)                           4.81% (1)
Peter R. Vig  . . . . . . . . . . . . . . . . . . . .          335,566    (3)                           6.11% (3)
Jack L. Woods . . . . . . . . . . . . . . . . . . . .           20,333    (1)                           *
BENEFICIAL OWNER OF 5% OR MORE (EXCLUDING PERSONS
NAMED ABOVE)
Peter L. Falb, Edward Nathan Dane,                             840,500    (4)                          15.97% (4)
  Firethorn I Limited Partnership and
  Dane, Falb, Stone & Co., Inc.
c/o Peter L. Falb
33 Broad Street
Boston, Massachusetts  02109
ALL DIRECTORS AND OFFICERS AS A GROUP OF 8                     809,257    (5)                          14.41% (5)


- -----------------------------

*Less than one percent

(1) Includes 13,333 shares of Common Stock with respect to which such person has the right to acquire beneficial ownership upon exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(2) Includes 6,733 shares of Common Stock with respect to which Mr. Kellogg has the right to acquire beneficial ownership upon exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(3) Includes 226,666 shares of Common Stock with respect to which Mr. Vig has the right to acquire beneficial ownership upon exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(4) Based on the most recent amendment to a Schedule 13D dated May 9, 1995 and filed with the Securities and Exchange Commission, these shares are held as follows: Mr. Falb has sole voting and dispositive power with respect to 111,000 shares and shared voting and dispositive power with respect to 729,500 shares; Mr. Dane has shared voting and dispositive power with respect to 729,500 shares; Firethorn I Limited Partnership has sole voting and dispositive power with respect to 187,000 shares; and Dane, Falb, Stone & Co., Inc. has sole voting and dispositive power with respect to 541,700 shares and shared voting and dispositive power with respect to 800 shares. The group disclosed in the Schedule 13D, as amended, that although there is no written or oral agreement between any of the reporting persons with respect to the voting and/or disposition of the shares reported on this schedule, it is anticipated that all reporting persons, acting through Mr. Dane and Mr. Falb, will vote all shares in the same manner and may (or may not) make dispositive decisions in the same manner.

(5) Includes 73,398 shares of Common Stock which are subject to stock options currently exercisable by the seven directors other than Mr. Vig, 226,666 shares of Common Stock which are subject to stock options currently exercisable by Mr. Vig, 53,333 shares of Common Stock which are subject to a stock option currently exercisable by Mr. James S. Blair, Vice President of Land and Acquisitions and 1,500 shares of Common Stock which are otherwise owned directly by Mr. Blair.

         Except as otherwise indicated, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment powers with respect to such shares.

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information regarding the compensation awarded to, covered by or paid to Peter R. Vig, the Chairman of the Board, Chief Executive Officer, President and Treasurer of the Company. Mr. Vig is the only officer of the Company whose total compensation earned during fiscal 1995 exceeded $100,000.

                                                                    Long Term Compensation
                                                              ---------------------------------
                                Annual Compensation                   Awards            Payouts
                         ----------------------------------   ----------------------    -------
                                                    Other
                                                   Annual    Restricted   Securities               All Other
Name and                                           Compen-      Stock     Underlying     LTIP       Compen-
Principal                                          sation     Award(s)     Options/     Payouts     sation
Position          Year   Salary ($)  Bonus ($)       ($)         ($)       SARs (#)       ($)         ($)
- ---------         ----   ----------  ---------    ---------   ---------    --------     -------     -------
Peter R. Vig,     1995    200,000        --          --          --           --          --         3,500(1)
Chairman of       1994    200,000        --          --          --         50,000        --          --
the Board         1993    184,000      9,000         --          --           --          --          --



(1) In his capacity as Chairman of the Board, Mr. Vig received compensation for services provided as a director. See "Compensation of Directors."



         During fiscal 1995, Mr. Vig was not granted any stock options. The following table summarizes the number and value of options exercised during 1995, as well as the number and value of unexercised options, as of December 31, 1995, held by Mr. Vig.

     AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUE

                                                                                               Value of
                                                                         Number of            Unexercised
                                                                        Unexercised          In-the-Money
                                                                        Options at            Options at
                                                                        FY-End (#)          FY-End ($)(1)
                          Shares Acquired                              Exercisable/          Exercisable/
Name                      on Exercise (#)     Value Realized ($)       Unexercisable         Unexercisable
- ---------------------    -----------------   --------------------     ---------------       ---------------

Peter R. Vig                     --                    --             260,000 shares/             --
                                                                       33,334 shares


- ----------------------

(1) The high sales price per share on December 31, 1995 was $2.75 as reported by the Nasdaq National Market.

PENSION BENEFITS

         The following table shows the annual pension benefits which would be payable under the Company's retirement plan for retirement at age 65 for various levels of final average annual pay and years of service. As of December 31, 1995, Mr. Vig had 7.4 credited years of service under the retirement plan.

                                                 ANNUAL BENEFITS FOR YEARS OF SERVICE (1)
                              ------------------------------------------------------------------------------
FINAL AVERAGE PAY (2)              5              10              15                20                25
- ---------------------         ----------      ----------      ----------        ----------        ----------
$100,000  . . . . . . . .       $ 23,550        $ 47,100         $ 70,650         $ 80,070          $ 80,070
 150,000  . . . . . . . .         32,250          70,650          105,975          120,105           120,105
 200,000  . . . . . . . .         47,100          94,200          141,300          160,140           160,140

__________________________

(1) Benefits are based on the average of the last five consecutive years of service of the participant. After two years of service, a participant has a 20% vested interest in accrued benefits, and an additional 20% vests each subsequent year. Accrued benefits are the product of a participant's benefit at age 65 multiplied by the number of years of completed service divided by the total number of years of service at age 65. Benefits are computed on the basis of straight life annuity amounts and are not subject to deduction for Social Security or other offset amounts.

(2) The pension benefits accruing to the participant are based on total compensation, even if it exceeds the limitation imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 401 of the Code, the highest annual salary on which benefits can be calculated is $150,000 for 1994 and 1995.


EMPLOYMENT AGREEMENT AND OTHER CHANGE OF CONTROL ARRANGEMENTS

         In 1988, the Company entered into an employment agreement with Mr. Vig pursuant to which he has been employed to serve as the Chairman of the Board and the Chief Executive Officer of the Company. The agreement, which has been amended since 1988, expires December 31, 1996 and provides Mr. Vig with an annual salary of $200,000 a year. The agreement provides for a lump sum severance payment equal to the total salary which is payable over the remaining term of the agreement or $200,000, whichever is larger, if Mr. Vig is discharged by the Company without cause. If Mr. Vig resigns for cause, the agreement further provides for a lump sum severance payment of $400,000. Resignation following a change in control of the Company constitutes a resignation with cause. Under the employment agreement a change in control is deemed to have occurred, among other occurrences, if any person or group, other than a director or officer of the Company on the date of the agreement, becomes the beneficial owner of securities of the Company representing 25% or more combined voting power of all outstanding securities as a passive investor without board or other representation; if any person or group in any other capacity becomes the beneficial owner of securities representing 15% or more of the combined voting power of the Company's outstanding securities in a transaction which is not approved in advance by the Board; or if and when during any period of 24 consecutive months, individuals who at the beginning of such 24-month period were directors for whom Mr. Vig had voted cease for any reason to constitute at least a majority of the Board. The Company believes that, for purposes of the employment agreement, a change in control occurred upon the filing by Dane, Falb, Stone & Co., Inc. and others of the Schedule 13D referred to above in the table under the heading, "Security Ownership of Certain Beneficial Owners and Management." Under the employment agreement, if Mr. Vig resigns before December 31, 1996, his resignation shall be deemed "with cause" entitling him to a lump sum severance payment. Mr. Vig presently has no intention to exercise his rights under the employment agreement.

         The Company's 1990 Stock Option Plan contains certain "changes in control" provisions which are applicable to options issued under this plan, including the options held by Peter R. Vig. Such provisions include the following: In the event of: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation or (iv) a transaction in which another corporation becomes the owner of 50% or more of the outstanding Common Stock, then every outstanding option granted under the plan shall terminate; provided, however, the holders of each such outstanding option shall have the right immediately prior to such dissolution, liquidation, sale of assets, merger, consolidation or transaction to exercise any unexercised options that have not at that time expired or have been terminated without regard to any vesting periods under the holder's option agreement. Further, the Stock Option Committee may, in its sole and absolute discretion, accelerate the time of exercisability of any option that has been granted.

         In April 1995, the Stock Option Committee authorized an amendment to an Incentive Stock Option Agreement between Peter R. Vig and the Company pursuant to which Mr. Vig was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $3.25 per share (the "Incentive Option"). The terms of the amendment as set forth in a Letter Agreement dated May 15, 1995, provide that upon the occurrence of a "change in control" of the Company, the maturity of the Incentive Option shall be accelerated automatically, so that the Incentive Option shall become exercisable in full with respect to all shares as to which the Incentive Option shall not have previously been exercised or become exercisable; provided that no such acceleration shall occur with respect to the Incentive Option if Mr. Vig's employment with the Company shall have terminated prior to the occurrence of such "change in control". A "change in control" includes certain mergers, consolidations, reorganizations, sales of assets or a dissolution of the Company; a change in the majority of the Board of Directors; or the acquisition by a stockholder of 20% or more of the Common Stock of the Company.

         The Company's Bylaws, as amended, provide for mandatory indemnification of and advancement of expenses to directors and officers, including former directors and officers, of the Company in circumstances involving a "change in control." The Company has entered into separate agreements with its directors embodying and expanding upon these indemnification provisions in accordance with the Delaware General Corporation Law.


COMPENSATION OF DIRECTORS

         Directors of the Company are each paid an annual retainer of $2,000, plus $500 for each regularly scheduled Board of Directors meeting they attend and are reimbursed for reasonable travel expenses. In addition, each Board member that attended the special meeting of the Board on June 29, 1995 was paid $500 plus reasonable travel expenses.

         On May 24, 1991, the Board of Directors authorized the Company to enter into a stock option agreement with each non-employee director of the Company, subject to stockholder approval within one year of the date of grant of the option. The agreements were approved by the Company's stockholders at the Annual Meeting of Stockholders held on May 22, 1992. Identical agreements were entered into with Donald E. August, John V. Ballard, J. W. Bullion, John Mark McLaughlin and Jack L. Woods. At the time, Mr. Kellogg was not a director. Each agreement granted an option to purchase 10,000 shares of Common Stock at a price of $3.625 per share, exercisable during the period commencing May 22, 1992 and ending May 24, 2001, subject to certain conditions. On February 17, 1994, the Company granted Mr. Kellogg an option to purchase 10,000 shares of Common Stock at a price of $3.625 per share, exercisable until February 17, 2004, subject to certain conditions.

         On September 8, 1994, the Board adopted the 1994 Non-Employee Director Stock Option Plan (the "1994 Plan"), pursuant to which each non-employee director was, and each newly elected non-employee director is, granted an option to purchase 10,000 shares of Common Stock subject to shareholder approval. The 1994 Plan was approved by the Company's stockholders at the Annual Meeting of Stockholders held on May 18, 1995. As a result, the Company's non-employee directors at the time - including Messrs. August, Ballard, Bullion, Kellogg, McLaughlin and Woods - each received options to purchase 10,000 shares of Common Stock at $3.50 per share. The options under the 1994 Plan are granted at fair market value on the grant date and become exercisable, subject to certain conditions, in three equal annual installments on the first three anniversaries of the grant date and terminate ten years from the grant date unless terminated sooner as a result of the death or termination of directorship of the holder thereof.

         The 1994 Plan provides for accelerated vesting of options granted in certain instances constituting a "change in control." Upon the occurrence of a "change in control" of the Company, the maturity of the option shall be accelerated automatically so that the option shall become exercisable in full with respect to all shares as to which the option shall not have previously been exercised or become exercisable; provided that no such acceleration shall occur with respect to the option if a director ceases to be a member of the Board of Directors prior to the occurrence of such "change in control." A "change in control" includes mergers, consolidations, reorganizations, sales of assets or a dissolution of the Company; a change in the majority of the Board of Directors; or the acquisition by a stockholder of 20% or more of the Common Stock of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Bullion, a director and executive officer of the Company, is of counsel to Thompson & Knight, a Professional Corporation, a Dallas, Texas law firm that has been retained by the Company as its corporate counsel.



               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its directors and officers were complied with, except that the Statement of Changes in Beneficial Ownership on Form 4 of James S. Blair, an executive officer, for March 1995, and the Annual Statement of Beneficial Ownership of Securities on Form 5 for the non-employee directors with respect to the options granted under the 1994 Plan, and Peter R. Vig and James S. Blair with respect to incentive options granted under the 1990 Stock Option Plan, were inadvertently filed late.


                                    AUDITORS

         Price Waterhouse LLP, which has served as the Company's independent public accountants since 1988, has been selected to audit the financial statements of the Company for the year ended December 31, 1996. This selection will not be submitted to stockholders for ratification or approval. The representatives of Price Waterhouse LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.


                            STOCKHOLDERS' PROPOSALS

         It is contemplated that the 1997 Annual Meeting of Stockholders of the Company is scheduled to take place May 15, 1997. Stockholder proposals for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Stockholders must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not less than 60 days, and not more than 120 days, in advance of such meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         The Annual Report of the Company for its fiscal year ended December 31, 1995 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Annual Report.



                                        By Order of the Board of Directors,


                                                   Peter R. Vig
                                               Chairman of the Board

                          TOREADOR ROYALTY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Peter R. Vig and James S. Blair, and either of them, proxies with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Toreador Royalty Corporation standing in the name of the undersigned on April 11, 1996, at the annual meeting of stockholders to be held on May 16, 1996 at 10:00 a.m. at Dallas, Texas, and at any adjournment thereof and especially to vote on the items of business specified below, as more fully described in the notice of the meeting dated April 19, 1996, and the proxy statement accompanying the same, receipt of which is hereby acknowledged.

1.  ELECTION OF DIRECTORS      FOR all nominees listed below                        WITHHOLD AUTHORITY
                               (except as marked to the contrary below) [ ]         to vote for all nominees listed below [ ]


                DONALD E. AUGUST        JOHN V. BALLARD        J. W. BULLION        THOMAS P. KELLOGG, JR.
                          JOHN MARK MCLAUGHLIN              PETER R. VIG         JACK L. WOODS

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)


- ---------------------------------------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                                  (continued and to be signed on reverse side)


    THIS PROXY, WHEN DULY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DESIGNATED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT WITHOUT A CLEAR VOTING DESIGNATION, IT WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY AND, IN THE DISCRETION OF THE PROXIES, ANY OTHER BUSINESS.

    The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxies, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


                                                                    DATED:                                   , 1996
                                                                             --------------------------------

                                                                    -----------------------------------------------------


                                                                    -----------------------------------------------------
                                                                             Signature(s) of Stockholder(s)

                                                                    This proxy should be signed exactly as your name
                                                                    appears hereon.  Joint owners should both sign.  If
                                                                    signed as attorney, executor, guardian or in some
                                                                    other representative capacity, or as officer of a
                                                                    corporation, please indicate your capacity or title.

Please complete, date and sign this proxy and return it in the enclosed envelope, which requires no postage if mailed in the
United States.

